Goodwill and impairment review of goodwill	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Goodwill and impairment review of goodwill	Goodwill and impairment review of goodwill

		$ million
	2020	2019
Cost
At 1 January	12,865	12,815
Exchange adjustments	184	79
Acquisitions and other additions[a]	632	26
Reclassified as assets held for sale	(199)	—
Deletions	(389)	(55)
At 31 December	13,093	12,865
Impairment losses
At 1 January	997	611
Exchange adjustments	1	—
Impairment losses for the year	1	386
Deletions	(386)	—
At 31 December	613	997
Net book amount at 31 December	12,480	11,868
Net book amount at 1 January	11,868	12,204
[a] 2020 principally relates to an acquisition in the US Fuels business.
Impairment review of goodwill

		$ million
Goodwill at 31 December	2020	2019
Upstream	7,765	7,958
Downstream	4,660	3,904
Other businesses and corporate	55	6
	12,480	11,868
Goodwill acquired through business combinations has been allocated to groups of cash-generating units that are expected to benefit from the synergies of the acquisition. For Upstream, goodwill is allocated to all oil and gas assets in aggregate at the segment level. For Downstream, goodwill has been allocated to Lubricants, US Fuels, European Fuels and Other.
For information on significant estimates and judgements made in relation to impairments see Impairment of property, plant and equipment, intangible assets and goodwill in Note 1.
Upstream

		$ million
	2020	2019
Goodwill	7,765	7,958
Excess of recoverable amount over carrying amount	31,749	93,250
The table above shows the carrying amount of goodwill for the segment at the period end and the excess of the recoverable amount, based on a pre-tax value-in-use calculation, over the carrying amount (headroom) at the date of the most recent test. The reduction in headroom since the prior period principally relates to the impact of changes to price assumptions.
No impairment of the Upstream goodwill balance was recognized during 2020 (2019 $386 million).
The value in use is based on the cash flows expected to be generated by the projected oil or natural gas production profiles up to the expected dates of cessation of production of each producing field, based on current estimates of reserves and resources, appropriately risked. Midstream and supply and trading activities and equity-accounted entities are generally not included in the impairment review of goodwill, as they do not represent part of the grouping of cash-generating units to which the goodwill relates and which is used to monitor the goodwill for internal management purposes. Where such activities form part of a wider Upstream cash-generating unit, they are reflected in the test. As the production profile and related cash flows can be estimated from bp’s past experience, management believes that the cash flows generated over the estimated life of field is the appropriate basis upon which to assess goodwill and individual assets for impairment. The estimated date of cessation of production depends on the interaction of a number of variables, such as the recoverable quantities of hydrocarbons, the production profile of the hydrocarbons, the cost of the development of the infrastructure necessary to recover the hydrocarbons, production costs, the contractual duration of the production concession and the selling price of the hydrocarbons produced. As each producing field has specific reservoir characteristics and economic circumstances, the cash flows of each field is computed using appropriate individual economic models and key assumptions agreed by bp management.
Estimated production volumes and cash flows up to the date of cessation of production on a field-by-field basis, including operating and capital expenditure, are derived from the business segment plan. The production profiles used are consistent with the reserve and resource volumes approved as part of bp’s centrally controlled process for the estimation of proved and probable reserves and total resources. Oil and gas price assumptions and discount rate assumptions used were as disclosed in Note 1. The average production for the purposes of goodwill impairment testing over the next 15 years is 877 mmboe per year (2019 829 mmboe per year). The weighted average pre-tax discount rate used in the test is 11% (2019 12%).
14. Goodwill and impairment review of goodwill – continued
The most recent review for impairment was carried out in the fourth quarter. The key assumptions used in the value-in-use calculation are oil and natural gas prices, production volumes and the discount rate. The value-in-use calculation has been prepared solely for the purposes of determining whether the goodwill balance was impaired. Estimated future cash flows were prepared on the basis of certain assumptions prevailing at the time of the test. The actual outcomes may differ from the assumptions made. For example, reserves and resources estimates and production forecasts are subject to revision as further technical information becomes available and economic conditions change. Due to economic developments, regulatory change and emissions reduction activity arising from climate concern and other factors, future commodity prices and other assumptions may differ from the forecasts used in the calculations.
Sensitivities to different variables have been estimated using certain simplifying assumptions. For example, lower oil and gas price or production sensitivities do not fully reflect the specific impacts for each contractual arrangement and will not capture all favourable impacts that may arise from cost deflation or savings. A detailed calculation at any given price or production profile may, therefore, produce a different result.
Adverse changes in input assumptions applied in respect to assets carried at or close to their value in use, primarily being those assets previously impaired, would have a limited effect on goodwill headroom, instead resulting in a direct impairment of the particular cash-generating unit's net book value. Conversely, a reduction in the value in use of those assets carried at a value below their respective values in use would result in an adverse impact on the goodwill headroom. It is estimated that a 21% reduction in revenue throughout each year of the remaining life of those assets, either as a result of adverse price or production conditions or a combination of each, would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
It is estimated that no reasonably possible change in the discount rate would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
Downstream

										$ million
					2020					2019
	Lubricants	US Fuels	European Fuels	Other	Total	Lubricants	US Fuels	European Fuels	Other	Total
Goodwill	2,865	606	913	276	4,660	2,779	—	858	267	3,904
Cash flows for each cash-generating unit are derived from the business segment plans, which cover a period of up to five years. To determine the value in use for each of the cash-generating units, cash flows for a period of 10 years are discounted and aggregated with a terminal value.
Lubricants
As permitted by IAS 36, the detailed calculations of Lubricants’ recoverable amount performed in the most recent detailed calculation in 2018 was used as the basis for the tests in 2020 as the criteria of IAS 36 were considered satisfied: the headroom was substantial in 2018; there have been no significant changes in the assets and liabilities; and the likelihood that the recoverable amount would be less than the carrying amount is remote.
The key assumptions to which the calculation of value in use for the Lubricants unit is most sensitive are operating unit margins, sales volumes, and discount rate. Operating margin and sales volumes assumptions used in the detailed impairment review of goodwill calculation are consistent with the assumptions used in the Lubricants unit’s business plan and values assigned to these key assumptions reflect past experience. No reasonably possible change in any of these key assumptions would cause the unit’s carrying amount to exceed its recoverable amount. Cash flows beyond the plan period are extrapolated using a nominal 2.8% growth rate.